                                     [LOGO]
                               ------------------
                                 COLONIAL GROWTH
                                   SHARES FUND

                               ------------------
                                  ANNUAL REPORT
                                OCTOBER 31, 1996
                               ------------------

                               [graphic omitted]




  NOT FDIC-           MAY LOSE VALUE
  INSURED             NO BANK GUARANTEE

                     COLONIAL GROWTH SHARES FUND HIGHLIGHTS
                       NOVEMBER 1, 1995 - OCTOBER 31, 1996

INVESTMENT OBJECTIVE: Colonial Growth Shares Fund seeks long-term growth by investing primarily in middle capitalization equities.

THE FUND IS DESIGNED TO OFFER:
  x   Opportunity for long-term growth
  x   A disciplined investment strategy
  x   Broad diversification

PORTFOLIO MANAGER COMMENTARY: "Our systematic approach of screening a broad universe of potential investments followed by closely focusing our attention on a small number of these investments, allows us to identify the best candidates for purchase. This approach has resulted in attractive returns for shareholders
during the period."                                              -- Peter Wiley


                     COLONIAL GROWTH SHARES FUND PERFORMANCE

                                                  CLASS A           CLASS B
12-month distributions declared per share          $1.305            $1.248

12-month total returns, assuming                   21.28%            20.31%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)

Net asset value per share at 10/31/96              $18.04            $17.84


TOP FIVE HOLDINGS*                        TOP FIVE SECTORS*+
(as of 10/31/96)                          (as of 10/31/96)
 ......................................    ..................................

1. Safeway, Inc.                  3.0%    1. Technology                20.1%
2. Tyco International Ltd.        2.9%    2. Consumer Cyclicals        17.5%
3. Sunamerica Inc.                2.9%    3. Financials                13.5%
4. Cadence Design Systems Inc.    2.7%    4. Health Care                9.2%
5. Computer Associates            2.7%    5. Services                   7.3%

*Holdings and sector breakdowns are calculated as a percent of total net assets.
 Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

+Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended October 31, 1996. This report gives us the opportunity to share our analysis of your fund and the investment environment over the past 12 months.

The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996. Furthermore, in the bond market, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. However, we believe that the bond market volatility should be somewhat reduced in the months ahead.

In the U.S. stock market, generally favorable conditions prevailed throughout most of the period with both large and small company stocks posting strong returns until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records.

Internationally, we are still seeing declining interest rates in most markets. Japan's recovery is modest and interest rates are being held low. China is reducing rates, now that inflation has declined into single digits. In Europe, short-term interest rates are much lower than long-term ones, creating a steep yield curve. We expect this situation to continue until we see an increase in economic activity.

Our expectations include moderate economic growth continuing into the first half of 1997. If our current projections hold, we may see the economy picking up again in the second half of 1997.

In the following pages, you'll find detailed information on your Fund's performance as well as an in-depth discussion with the portfolio manager. As always, we appreciate the opportunity to help you meet your investment goals.

Respectfully,


/s/Harold W. Cogger

Harold W. Cogger
President
December 10, 1996

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

DANIEL RIE is lead portfolio manager of Colonial Growth Shares Fund and is Senior Vice President of Colonial Management Associates, Inc. Dr. Rie also directs Colonial's equity investment team. PETER WILEY is associate portfolio manager of the Fund and is Vice President of Colonial Management Associates, Inc.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT FOR STOCKS DURING THE PERIOD?

A. The 12-month period generally was favorable for equity investments, with both large company and small company stocks posting strong returns until July, when a correction took place. The stock markets rebounded in August and the Dow Jones Industrial Average topped the 6000 mark for the first time in October. The market environment has continued to favor the growth stocks in which the Fund invests.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A. As always, we attempted to purchase growth-oriented stocks that provide above average upside potential at attractive prices. We continued to diversify the Fund by sector and to select the best values within each sector. This strategy allows for a broad spectrum of investments while avoiding large sector or industry bets. Because we seek to purchase the best stocks in all sectors, based upon each company's individual merits, this adaptive strategy does not depend on particular market or economic conditions and does not anticipate market or sector moves. Our view, of what makes a "good" company, remained unchanged: an attractive valuation with high growth potential, a consistent record of meeting or exceeding earnings expectations, and a high level of anticipated future earnings per dollar invested. The success of our strategy was reflected by a number of our holdings that returned in excess of 50% over the period, including Nike, Callaway Golf, Avon Products, Cincinnati Bell and Computer Associates.

Q. HOW DID THE FUND PERFORM OVER THE PAST TWELVE MONTHS?

A. The Fund outperformed the Standard & Poor's Midcap 400 Index, an unmanaged index that primarily tracks the performance of middle capitalization stocks. The total return for Class A shares, based on net asset value, was 21.28% while the S&P 400 Index posted a total return of 17.35%. This outperformance is due primarily to our systematic approach to stock selection: identifying growth opportunities at attractive prices and paying careful attention to risk and valuation relationships.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE FUND?

A. We anticipate a favorable environment for well-chosen growth stocks as we believe dividend yields and earnings payouts are low, P/E multiples are not too high, and there are no signs of the market being grossly overvalued. A large number of companies continue to deliver earnings that exceed investors' expectations giving us confidence that selective-growth investors will be rewarded in the coming months.


              COLONIAL GROWTH SHARES FUND'S INVESTMENT PERFORMANCE
                   VS. THE STANDARD & POOR'S MIDCAP 400 INDEX
              Change in Value of $10,000 from 10/31/86 -- 10/31/96
                     Based on NAV and MOP for Class A Shares

[graphic omitted -- mountain chart plot points follow:]

DATE                       NAV                   MOP           S&P 400
----------------------------------------------------------------------
Oct 31, 86                    10000                  9425       10000
Dec 31, 86              9992.429688           9417.865234        9820
Mar 31, 87              12081.75586           11387.05469       11873
Jun 30, 87              12374.49902           11662.96484       11773
Sep 30, 87              13095.51855           12342.52637       12300
Dec 31, 87              10190.63867           9604.676758        9619
Mar 31, 88              11807.42285           11128.49609       10872
Jun 30, 88              12306.29688           11598.68457       11471
Sep 30, 88               12335.9502           11626.63281       11319
Dec 31, 88              12796.45996           12060.66309       11627
Mar 31, 89              13869.35156           13071.86426       12737
Jun 30, 89              15021.58301            14157.8418       14011
Sep 30, 89              16706.58203           15745.95313       15541
Dec 31, 89              16563.01172           15610.63867       15759
Mar 31, 90              16029.15137           15107.47559       15268
Jun 30, 90              17037.01953           16057.39063       16173
Sep 30, 90              13681.86816           12895.16113       13299
Dec 31, 90              14797.24707           13946.40527       14953
Mar 31, 91              17784.48438           16761.87695       18385
Jun 30, 91              17446.03711           16442.89063       18250
Sep 30, 91              18679.17188           17605.11914       19988
Dec 31, 91              19841.68945           18700.79297       22444
Mar 31, 92              20138.67969           18980.70508       22330
Jun 30, 92              19167.24609           18065.12891       21636
Sep 30, 92              19814.49023           18675.15625       22478
Dec 31, 92              22023.33008           20756.98828       25117
Mar 31, 93              23010.15039           21687.06641       25941
Jun 30, 93              22657.89453           21355.06641       26546
Sep 30, 93              23868.62305           22496.17773       27880
Dec 31, 93              24222.49219           22829.69922       28623
Mar 31, 94              23749.60156                 22384       27535
Jun 30, 94              23328.20117           21986.83008       26531
Sep 30, 94              24206.52148           22814.64648       28328
Dec 31, 94              23577.79688           22222.07422       27597
Mar 31, 95              25777.87109           24295.64258       29829
Jun 30, 95              28712.05859           27061.11523       32460
Sep 30, 95              31789.05078           29961.17969       35628
Dec 31, 95              32536.93164           30666.05859       36137
Mar 31, 96              34812.39063           32810.67969       38362
Jun 30, 96                36790.125           34674.69141       39467
Sep 30, 96              38385.07031           36177.92969       40616
Oct 31, 96              38363.80469           36157.88672       40734

A $10,000 investment in Class B shares made on June 8, 1992 (inception), at net asset value (NAV) would have been valued at $18,610 on October 31, 1996. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $18,410 on October 31, 1996.

The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                     As of 9/30/96 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
                          NAV            MOP            NAV            W/CDSC
--------------------------------------------------------------------------------
1 YEAR                  20.75%         13.81%         19.85%         14.85%
--------------------------------------------------------------------------------
5 YEARS                 15.49%         14.13%           --            --
--------------------------------------------------------------------------------
10 YEARS                14.96%         14.28%           --            --
--------------------------------------------------------------------------------
SINCE INCEPTION         --              --            15.50%         15.21%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 5.75%. The CDSC returns reflect charges of: 5% for one year; 2% since inception. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                             INVESTMENT PORTFOLIO
                       OCTOBER 31, 1996 (IN THOUSANDS)

COMMON STOCKS - 90.3%                                     SHARES        VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 0.5%
  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION  - 0.2%
  Halliburton Co.                                             16    $       895
                                                                    -----------

  SPECIAL TRADE CONTRACTORS - 0.3%
  Apogee Enterprises, Inc.                                    32          1,213
                                                                    -----------

 ...............................................................................
FINANCE, INSURANCE & REAL ESTATE - 13.4%
  DEPOSITORY INSTITUTIONS - 1.7%
  City National Corp.                                         43            744
  Greenpoint Financial Corp.                                  58          2,683
  North Fork Bancorporation, Inc.                            101          3,204
                                                                    -----------
                                                                          6,631
                                                                    -----------

  INSURANCE CARRIERS - 6.2%
  American Travellers Corp. (a)                               35          1,193
  Conseco, Inc.                                               30          1,605
  Sunamerica, Inc.                                           296         11,081
  Travelers Group, Inc.                                      156          8,487
  Vesta Insurance Group, Inc.                                 65          1,673
                                                                    -----------
                                                                         24,039
                                                                    -----------

  NONDEPOSITORY CREDIT INSTITUTIONS - 4.7%
  Aames Financial Corp.                                      172          7,689
  Household International, Inc.                               43          3,823
  The Money Store, Inc.                                      248          6,397
                                                                    -----------
                                                                         17,909
                                                                    -----------

  SECURITY BROKERS & DEALERS - 0.8%
  Franklin Resources, Inc.                                    42          2,954
                                                                    -----------

 ...............................................................................
MANUFACTURING - 36.7%
  APPAREL - 2.2%
  Tommy Hilfiger Corp. (a)                                   163          8,476
                                                                    -----------

  CHEMICALS & ALLIED PRODUCTS - 6.2%
  Avon Products, Inc.                                         56          3,027
  Goodrich (B.F.) Co.                                        193          8,170
  Johnson & Johnson                                           52          2,571
  Jones Medical Industries, Inc.                              70          3,023
  Pfizer, Inc.                                                55          4,543
  Rexall Sundown, Inc. (a)                                    57          1,538
  Smith International, Inc.                                   28          1,079
                                                                    -----------
                                                                         23,951
                                                                    -----------

  ELECTRONIC & ELECTRICAL EQUIPMENT - 1.3%
  Harman International Industries, Inc.                       59          3,036
  SCI Systems, Inc. (a)                                       38          1,910
                                                                    -----------
                                                                          4,946
                                                                    -----------

  FABRICATED METAL - 0.2%
  Crane Co.                                                   20            949
                                                                    -----------

  FOOD & KINDRED PRODUCTS - 2.5%
  Interstate Bakeries Corp.                                  151          6,416
  Phillip Morris Co., Inc.                                    33          3,057
                                                                    -----------
                                                                          9,473
                                                                    -----------

  FURNITURE & FIXTURES - 1.7%
  Furniture Brands International, Inc. (a)                    75          1,007
  Herman Miller, Inc.                                        128          5,516
                                                                    -----------
                                                                          6,523
                                                                    -----------

  MACHINERY & COMPUTER EQUIPMENT - 9.2%
  Black & Decker Corp.                                        19            710
  Camco International, Inc.                                   39          1,507
  Dell Computer Corp. (a)                                     13          1,090
  Diebold, Inc.                                              142          8,136
  JLG Industries, Inc.                                       173          2,597
  Storage Technology Corp. (a)                                71          3,005
  Sun Microsystems, Inc. (a)                                 112          6,844
  Tyco International Ltd.                                    228         11,319
                                                                    -----------
                                                                         35,208
                                                                    -----------

  MEASURING & ANALYZING INSTRUMENTS - 4.6%
  Eastman Kodak Co.                                           57          4,554
  Hologic, Inc. (a)                                           87          1,984
  Sybron Corp. (a)                                            42          1,226
  United States Surgical Corp.                               237          9,924
                                                                    -----------
                                                                         17,688
                                                                    -----------

  MISCELLANEOUS MANUFACTURING - 1.0%
  Callaway Golf Co.                                          120          3,681
                                                                    -----------

  PAPER PRODUCTS - 1.1%
  Fort Howard Corp. (a)                                      169          4,326
                                                                    -----------

  PETROLEUM REFINING - 0.9%
  Kerr-McGee Corp.                                            55          3,426
                                                                    -----------

  PRIMARY METAL - 1.0%
  Texas Industries, Inc.                                      67          3,791
                                                                    -----------

  PRINTING & PUBLISHING - 2.1%
  Meredith Corp.                                              37          1,859
  New York Times Co., Class A                                112          4,039
  Reynolds & Reynolds Co.                                     78          2,047
                                                                    -----------
                                                                          7,945
                                                                    -----------

  RUBBER & PLASTIC - 1.5%
  Nike, Inc., Class B                                         80          4,722
  Wynn's International, Inc.                                  43          1,209
                                                                    -----------
                                                                          5,931
                                                                    -----------

  TRANSPORTATION EQUIPMENT - 1.2%
  Harley-Davidson, Inc.                                       80          3,628
  Varlen Corp.                                                41            916
                                                                    -----------
                                                                          4,544
                                                                    -----------

 ...............................................................................
MINING & ENERGY - 1.1%
  CRUDE PETROLEUM & NATURAL GAS - 0.8%
  Apache Corp.                                                82          2,900
                                                                    -----------

  OIL & GAS EXTRACTION - 0.3%
  SEACOR Holdings, Inc. (a)                                   21          1,134
                                                                    -----------

 ...............................................................................
RETAIL TRADE - 9.4%
  APPAREL & ACCESSORY STORES - 0.3%
  TJX Companies, Inc.                                         32          1,296
                                                                    -----------

  FOOD STORES - 3.6%
  Safeway, Inc. (a)                                          269         11,533
  Whole Foods Market, Inc. (a)                                83          2,137
                                                                    -----------
                                                                         13,670
                                                                    -----------

  GENERAL MERCHANDISE STORES - 4.5%
  Federated Department Stores, Inc. (a)                      152          5,029
  Meyer (Fred), Inc. (a)                                     210          7,373
  Sears, Roebuck & Co.                                       103          4,992
                                                                    -----------
                                                                         17,394
                                                                    -----------

  HOME FURNISHINGS & EQUIPMENT - 0.3%
  CompUSA, Inc. (a)                                           20            930
                                                                    -----------

  MISCELLANEOUS RETAIL - 0.7%
  Lewis Galoob Toys, Inc. (a)                                 39          1,059
  Zale Corp. (a)                                              88          1,697
                                                                    -----------
                                                                          2,756
                                                                    -----------

 ...............................................................................
SERVICES - 26.1%
  BUSINESS SERVICES - 19.3%
  BMC Software, Inc. (a)                                     103          8,516
  Cadence Design Systems, Inc. (a)                           288         10,514
  Computer Associates International, Inc.                    173         10,201
  HBO & Co.                                                  147          8,808
  Microsoft Corp.  (a)                                        69          9,511
  Omnicom Group, Inc.                                        198          9,870
  Oracle Systems Corp. (a)                                   128          5,427
  Paychex, Inc.                                              139          7,940
  Robert Half International, Inc. (a)                         32          1,292
  Sungard Data Systems, Inc. (a)                              52          2,232
                                                                    -----------
                                                                         74,311
                                                                    -----------

  HEALTH SERVICES - 2.7%
  Lincare Holdings, Inc. (a)                                 218          8,186
  Universal Health Services, Inc., Class B (a)                89          2,220
                                                                    -----------
                                                                         10,406
                                                                    -----------

  HOTELS, CAMPS & LODGING - 1.8%
  Hospitality Franchise Systems, Inc. (a)                     92          6,761
                                                                    -----------

  PERSONAL SERVICES - 2.3%
  Service Corporation International                          315          8,983
                                                                    -----------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 3.1%
  COMMUNICATIONS - 1.6%
  Century Telephone Enterprises, Inc.                         26            845
  Cincinnati Bell, Inc.                                      105          5,194
                                                                    -----------
                                                                          6,039
                                                                    -----------

  ELECTRIC, GAS & SANITARY SERVICES - 0.2%
  NGL Corp.                                                   46            821
                                                                    -----------

  GAS SERVICES - 0.8%
  Williams Companies, Inc.                                    56          2,921
                                                                    -----------

  MOTOR FREIGHT & WAREHOUSING - 0.5%
  Consolidated Freightways, Inc.                              83          1,987
                                                                    -----------

 ...............................................................................
WHOLESALE TRADE - 0.0%
  DURABLE GOODS
  Ultramed, Inc. (a)(b)                                      450             29
                                                                    -----------


TOTAL INVESTMENTS (cost of $283,466)(c)                                 346,837
                                                                    -----------

SHORT TERM OBLIGATIONS - 9.4%                                PAR
-------------------------------------------------------------------------------
  Repurchase agreement with Lehman Brothers, Inc.,
  dated 10/31/96, due 11/01/96 at 5.530%
  collateralized by U.S. Treasury bonds and notes
  with various maturities to 2023, market value
  $36,696 (repurchase proceeds $35,989)                $    35,983       35,983


OTHER ASSETS & LIABILITIES, NET -  0.3%                                   1,374
-------------------------------------------------------------------------------

NET ASSETS - 100%                                                   $   384,194
                                                                    ===========


NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Ultramed Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents 0.01% of the Fund's net assets at October 31, 1996.
(c) Cost for federal income tax purposes is $283,582.


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $283,466)                            $  346,837
Short-term obligations                                              35,983
                                                                ----------
                                                                   382,820
Receivable for:
  Fund shares sold                             $    1,449
  Dividends                                           152
  Investments sold                                     36
  Interest                                              6
  Foreign tax reclaims                                  4
  Reimbursement due from Adviser                       40
Other                                                   9            1,696
                                               ----------       ----------
    Total Assets                                                   384,516

LIABILITIES
Payable for:
  Fund shares repurchased                             291
Accrued:
  Deferred Trustees fees                                3
  Transfer Agent fees                                   8
  Other                                                20
                                               ----------
    Total Liabilities                                                  322
                                                                ----------

NET ASSETS                                                      $  384,194
                                                                ==========
Net asset value & redemption price per share -
Class A ($255,911/14,183)                                           $18.04
                                                                ==========
Maximum offering price per share - Class A
($18.04/0.9425)                                                     $19.14(a)
                                                                ==========
Net asset value & offering price per share -
Class B ($128,283/7,190)                                            $17.84(b)
                                                                ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                 $  273,179
Overdistributed net investment income                                 (296)
Accumulated net realized gain                                       47,942
Net unrealized appreciation (depreciation) on:
  Investments                                                       63,371
  Foreign currency transactions                                         (2)
                                                                ----------
                                                                $  384,194
                                                                ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1996

(in thousands)
INVESTMENT INCOME
Dividends                                                       $    3,263
Interest                                                             1,258
                                                                ----------
                                                                     4,521


EXPENSES
Management fee                                 $    1,743
Service fee                                           749
Distribution fee - Class B                            727
Transfer agent                                        926
Bookkeeping fee                                       121
Registration fee                                       53
Custodian fee                                          14
Audit fee                                              33
Trustees fee                                           25
Reports to shareholders                                13
Legal fee                                               8
Other                                                  25            4,437
                                               ----------       ----------
       Net Investment Income                                            84
                                                                ----------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                   47,958

Net unrealized appreciation during
the period on:
   Investments                                     11,343
   Foreign currency transactions                        1
                                               ----------
     Net Unrealized Gain                                            11,344
                                                                ----------

       Net Gain                                                     59,302
                                                                ----------

Net Increase in Net Assets from Operations                      $   59,386
                                                                ==========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                     Year ended October 31
                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS                1996            1995
Operations:
Net investment income                          $       84       $    2,372
Net realized gain                                  47,958           20,783
Net unrealized appreciation                        11,344           34,831
                                               ----------       ----------
    Net Increase from Operations                   59,386           57,986
Distributions:
From net investment income - Class A                 (501)          (1,927)
In excess of net investment income - Class A         (281)
From net realized gains - Class A                 (14,913)         (13,715)
From net investment income - Class B                  (25)            (276)
In excess of net investment income - Class B          (15)
From net realized gains - Class B                  (5,989)          (4,637)
                                               ----------       ----------
                                                   37,662           37,431
                                               ----------       ----------
Fund Share Transactions:
Receipts for shares sold - Class A                108,391           83,053
Value of distributions reinvested - Class A        13,988           13,678
Cost of shares repurchased - Class A              (87,207)         (90,175)
                                               ----------       ----------
                                                   35,172            6,556
                                               ----------       ----------
Receipts for shares sold - Class B                 76,766           27,663
Value of distributions reinvested - Class B         5,706            4,705
Cost of shares repurchased - Class B              (40,788)         (20,392)
                                               ----------       ----------
                                                   41,684           11,976
                                               ----------       ----------
Net Increase from Fund Share
  Transactions                                     76,856           18,532
                                               ----------       ----------
        Total Increase                            114,518           55,963

NET ASSETS
Beginning of period                               269,676          213,713
                                               ----------       ----------
End of period (net of overdistributed
  and including undistributed net
  investment income of $296 and $582,
  respectively.)                               $  384,194       $  269,676
                                               ==========       ==========

NUMBER OF FUND SHARES
Sold - Class A                                      6,491            5,863
Issued for distributions reinvested - Class A         912            1,139
Repurchased - Class A                              (5,261)          (6,410)
                                               ----------       ----------
                                                    2,142              592
                                               ----------       ----------
Sold - Class B                                      4,585            1,988
Issued for distributions reinvested - Class B         374              395
Repurchased - Class B                              (2,463)          (1,507)
                                               ----------       ----------
                                                    2,496              876
                                               ----------       ----------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial Growth Shares Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities, for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses, (other than the Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets during the preceding twelve months. The fee is subject to a maximum performance adjustment, determined monthly, of +/- 1/12 of 0.20% based on the comparative experience of the Fund and the Standard and Poor's Index of 500 common stocks during the preceding twelve months. For the year ended October 31, 1996, the total fee included an upward performance adjustment of $101,378.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $112,410 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $159,828 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

             Value of shares outstanding on the
            20th of each month which were issued            Annual Fee Rate
            ------------------------------------            ---------------
            Prior to April 1, 1989                                0.15%
            On or after April 1, 1989                             0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the year ended October 31, 1996, purchases and sales of investments, other than short-term obligations, were $335,858,306 and $293,913,967, respectively.

Unrealized appreciation (depreciation) at October 31, 1996, based on cost of investments for federal income tax purposes was:

            Gross unrealized appreciation              $ 71,522,503
            Gross unrealized depreciation                (8,267,147)
                                                       ------------
                    Net unrealized appreciation        $ 63,255,356
                                                       ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off-shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1996.

                            FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                       Year ended October 31
                           ----------------------------------------------
                                    1996                    1995
                            Class A     Class B     Class A      Class B
                           ---------   ---------   ---------    ---------
Net asset value -
  Beginning of period      $  16.140   $  16.040   $  14.020    $  13.940
                           ---------   ---------   ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income          0.043      (0.081)      0.174        0.065
Net realized and
  unrealized gain              3.162       3.129       3.326        3.317
                           ---------   ---------   ---------    ---------
  Total from Investment
    Operations                 3.205       3.048       3.500        3.382
                           ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                      (0.042)     (0.005)     (0.165)      (0.067)
In excess of net
  investment income           (0.023)     (0.003)      ---          ---
From net realized gains       (1.240)     (1.240)     (1.215)      (1.215)
                           ---------   ---------   ---------    ---------
Total Distributions
  Declared to Shareholders    (1.305)     (1.248)     (1.380)      (1.282)
                           ---------   ---------   ---------    ---------
Net asset value -
  End of period            $  18.040   $  17.840   $  16.140    $  16.040
                           =========   =========   =========    =========
Total return (b)              21.28%      20.31%      28.44%       27.50%
                           =========   =========   =========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses                       1.17%(c)    1.92%(c)    1.12%(c)     1.90%(c)
Net investment income          0.25%(c)  (0.50)%(c)    1.24%(c)     0.46%(c)
Portfolio turnover              100%        100%         92%          92%
Average commission
  rate(d)                    $0.0392     $0.0392        ---         ---
Net assets at end
  of period (000)           $255,911    $128,283    $194,393    $  75,283


(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Selected data for a share of each class outstanding throughout each period are as follows:

                                       Year ended October 31
                           ----------------------------------------------
                                    1994                     1993
                            Class A     Class B     Class A      Class B
                           ---------   ---------   ---------    ---------
Net asset value -
  Beginning of period      $  15.240   $  15.180   $  13.830    $  13.780
                           ---------   ---------   ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income          0.096      (0.008)      0.110        0.001
Net realized and
  unrealized gain              0.275       0.288       2.240        2.244
                           ---------   ---------   ---------    ---------
  Total from Investment
    Operations                 0.371       0.280       2.350        2.245
                           ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                      (0.071)     ---         (0.095)      ---
From net realized gains       (1.520)     (1.520)     (0.845)      (0.845)
                           ---------   ---------   ---------    ---------
Total Distributions
  Declared to Shareholders    (1.591)     (1.520)     (0.940)      (0.845)
                           ---------   ---------   ---------    ---------
Net asset value -
  End of period            $  14.020   $  13.940   $  15.240    $  15.180
                           =========   =========   =========    =========
Total return (d)               2.78%       2.12%      17.79%       16.99%
                           =========   =========   =========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses                       1.22%       1.97%       1.19%        1.94%
Net investment income          0.69%     (0.06)%       0.64%      (0.11)%
Portfolio turnover              121%        121%         66%          66%
Net assets at end
  of period (000)           $160,495   $  53,218   $ 169,913    $  41,989

(a) Per share data was calculated using average shares outstanding during the period. For the year ended March 31, 1992, the per share data was calculated using the SEC method.
(d) Total return at net asset value assuming all distributions reinvested and no

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended
                                Period ended October 31          March 31
                              ---------------------------        ---------
                                      1992(b)                      1992
                               Class A        Class B(c)         Class A
                              ---------       ---------          ---------
Net asset value -
  Beginning of period         $  14.240       $  13.570          $  12.800
                              ---------       ---------          ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income             0.066          (0.002)             0.168
Net realized and
  unrealized gain                 0.074           0.212              1.502
                              ---------       ---------          ---------
  Total from Investment
    Operations                    0.140           0.210              1.670
                              ---------       ---------          ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment              (0.093)          ---               (0.183)
  income
From net realized gains          (0.457)          ---               (0.047)
                              ---------       ---------          ---------
Total Distributions
  Declared to Shareholders       (0.550)          ---               (0.230)
                              ---------       ---------          ---------
Net asset value -
  End of period               $  13.830       $  13.780          $  14.240
                              =========       =========          =========
Total return (d)                  1.02%(e)        1.55%(e)          13.24%
                              =========       =========          =========

RATIOS TO AVERAGE NET ASSETS:
Expenses                          1.19%(f)        1.94%(f)           1.18%
Net investment income             0.83%(f)        0.08%(f)           1.24%
Portfolio turnover                  68%(f)          68%(f)             38%
Net assets at end
  of period (000)             $ 150,260       $  26,364          $  149,341

(a) Per share data was calculated using average shares outstanding during the period. For the year ended March 31, 1992, the per share data was calculated using the SEC method.
(b) The Fund changed its fiscal year end from March 31 to October 31 in 1992.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

59.07% of the gain distribution paid by the Fund in December 1995 was derived from long-term gains.

35% of the ordinary income distributed by the Fund in the year ended October 31, 1996 qualifies for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
 COLONIAL GROWTH SHARES FUND

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Growth Shares Fund (a series of Colonial Trust III) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1996 by correspondence with the custodian provide a reasonable basis for for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1996

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Growth Shares Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Growth Shares Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Growth Shares Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[LOGO] COLONIAL
       MUTUAL FUNDS
       Mutual Funds for
       Planned Portfolios


                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            GS-02/941C-1096 M (12/96)



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